UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Unconstrained Bond Fund

April 30, 2013

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Unconstrained Bond Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2013.

Investment Objective and Policies

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative 3 years to positive 7 years, depending upon AllianceBernstein L.P.’s (the “Adviser’s”) forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures, forwards, or swaps, including those on fixed-income and equity securities and foreign currencies.

Investment Results

The table on page 7 shows the Fund’s performance compared with its pri-

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	1

mary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. T-Bill Index, and its secondary benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged) for the six- and 12-month periods ended April 30, 2013.

All share classes of the Fund provided positive absolute returns and outperformed the primary benchmark for both periods, before sales charges, as fixed-income assets benefited from a low interest rate environment and an improvement in risk sentiment. For both periods, exposure to spread product, particularly investment-grade corporates and high yield corporates, contributed positively; exposure to non-agency mortgages and inflation linked securities in both the U.S. and UK also contributed positively. Nominal emerging-market sovereign exposure added to returns for the 12-month period. U.S. interest rate exposure was a notable positive for the 12-month period, and to a lesser extent for the six-month period, as Treasury yields reached historic lows.

During both periods, the Fund utilized derivatives in the form of Treasury futures and interest rate swaps in order to manage overall duration and yield curve positioning. As part of the Fund’s credit position, corporate credit default swaps (both investment-grade and non-investment-grade) were utilized for hedging and investment purposes, and were positive contributors to performance for both periods. Total return swaps were utilized to gain unfunded exposure to broad indices, which added to performance for both periods. Short synthetic sovereign credit derivative positions detracted for the 12-month period. Currency forwards were utilized for hedging back currency on non-U.S. dollar positions and to manage overall currency exposure; for both periods, currency positioning contributed positively, primarily due to a short position in the Japanese yen. Purchased and written options were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

Global equity and bond markets advanced during the six-month period ended April 30, 2013, largely driven by improved investor sentiment and the gradual return to riskier assets. As measured by the benchmark, U.S. fixed-income markets posted positive returns for the six-month period with credit sectors outperforming government bonds. Treasury yields ended the period relatively unchanged. Spreads in non-government sectors continued to tighten with investment-grade corporates, particularly financials, performing well. High-yield corporates posted strong returns as risk aversion ebbed and investors reached for yield.

Investors were relatively unaffected by fresh political and systemic concerns in the euro area. Policy and political developments, rather than an acceleration of global economic growth, were the main drivers. The willingness of political leaders to address the structural flaws of the euro zone, along with the continued global

2	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

monetary easing cycle led by the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”), lifted investor confidence for much of the period.

In Europe, the threat of a worst-case outcome for the euro was reduced. The ECB’s Outright Monetary Transactions program and more support for Greece alleviated fears of a euro breakup. China’s slowdown appeared to have bottomed out; in the Investment Policy Team’s (the “Team’s”) view, housing starts, corporate bond issuance and a steady yuan should support growth. In Japan, equity markets gained as the yen weakened amid expectations of a monetary policy shift following the Liberal Democratic Party’s victory in the December elections. After appointing a new governor and deputy governor for the Bank of Japan (“BOJ”), the Japanese government began to implement Prime Minister Shinzo Abe’s aggressive stimulatory policies. This led to a weakening of the yen, while expectations that the BOJ would include longer-dated Japanese government bonds (“JGBs”) in its asset purchase program caused JGBs to rally.

U.S. financial markets continued to rebound, approaching new highs for the equity market late in the reporting period, despite investors’ concerns about slowing corporate earnings growth and continued political dysfunction. While the American Taxpayer Relief Act of 2012, passed by the Senate and House of Representatives in January 2013, averted the most feared outcomes of the “fiscal cliff”, it did not tackle spending or debt-reduction issues which remain unresolved. Although risks remain, equity and bond markets around the world moved higher, helped by monetary policy actions and improved perceptions regarding the sovereign debt crisis in Europe.

Against this background, the Team anticipates most bond markets to continue to benefit from a broadly low interest-rate environment, while high-debt burdens in peripheral euro-area countries will remain a potential source of market volatility. In the Team’s view, recovering regions are likely to see range-bound rates, while struggling economies such as the UK and Japan are expected to pursue even more aggressive easing policies, with resultant downward pressure on their currencies. The Fund’s overall current level of risk is moderate. The Team’s quantitative forecasts continue to indicate a positive environment for risk-taking, however, the Team is mindful that valuations are “fair” in most spread sectors, and nominal rates are at the low end of their recent range. The Fund continues to utilize credit and interest rate exposure, as well as alpha and tail hedging strategies consistent with the Team’s quantitative and macroeconomic views.

In the Team’s view, U.S. monetary policy could create additional market uncertainty in the coming year, as the Fed reverses certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	3

and the Fed has, among other actions taken, purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including the higher-yielding fixed-income securities held in this Fund. When the Fed removes certain of these measures, there may be downward pressure on prices of fixed-income securities, including those held in the Fund. The timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of this Fund. The Fund is sensitive to both credit risk and interest rate risk. These and other risks to the Fund are discussed further in this report.

4	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BofA ML® 3-Month U.S. T-Bill Index and the Barclays Global Aggregate Bond Index (U.S. dollar hedged) do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month U.S. T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Unconstrained Bond Fund
Class A	2.28%	5.68%

Class B*	1.93%	5.19%

Class C	1.83%	5.08%

Advisor Class**	2.32%	6.02%

Class R**	2.07%	5.55%

Class K**	2.31%	5.90%

Class I**	2.36%	6.08%

BofA ML 3-Month U.S. T-Bill Index	0.06%	0.12%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	2.29%	5.55%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			0.94%
1 Year	5.68%	1.22%
5 Years	4.32%	3.43%
10 Years	4.86%	4.41%

Class B Shares			0.29%
1 Year	5.19%	1.19%
5 Years	3.62%	3.62%
10 Years(a)	4.42%	4.42%

Class C Shares			0.29%
1 Year	5.08%	4.08%
5 Years	3.60%	3.60%
10 Years	4.14%	4.14%

Advisor Class Shares‡			1.27%
1 Year	6.02%	6.02%
5 Years	4.62%	4.62%
10 Years	5.16%	5.16%

Class R Shares‡			0.60%
1 Year	5.55%	5.55%
5 Years	4.12%	4.12%
Since Inception†	4.02%	4.02%

Class K Shares‡			0.94%
1 Year	5.90%	5.90%
5 Years	4.46%	4.46%
Since Inception†	4.33%	4.33%

Class I Shares‡			1.33%
1 Year	6.08%	6.08%
5 Years	4.65%	4.65%
Since Inception†	4.59%	4.59%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.20%, 2.17%, 1.15%, 1.84%, 1.48% and 1.14% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	0.81%
5 Years	3.37%
10 Years	4.58%

Class B Shares
1 Year	0.70%
5 Years	3.57%
10 Years(a)	4.59%

Class C Shares
1 Year	3.70%
5 Years	3.55%
10 Years	4.31%

Advisor Class Shares‡
1 Year	5.63%
5 Years	4.56%
10 Years	5.34%

Class R Shares‡
1 Year	5.04%
5 Years	4.06%
Since Inception†	3.88%

Class K Shares‡
1 Year	5.39%
5 Years	4.41%
Since Inception†	4.19%

Class I Shares‡
1 Year	5.69%
5 Years	4.60%
Since Inception†	4.46%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

†	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.80	$4.51	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class B
Actual	$1,000	$1,019.30	$8.01	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,018.30	$8.01	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Advisor Class
Actual	$1,000	$1,023.20	$3.01	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class R
Actual	$1,000	$1,020.70	$5.51	1.10%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%
Class K
Actual	$1,000	$1,023.10	$4.26	0.85%
Hypothetical**	$1,000	$1,020.58	$4.26	0.85%
Class I
Actual	$1,000	$1,023.60	$3.01	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Expense Example

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $226.5

*	All data are as of April 30, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Asset-Backed Securities, Common Stocks, Emerging Markets – Corporate Bonds, Options Purchased – Puts and Quasi-Sovereigns.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2013 (unaudited)

*	All data are as of April 30, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.1% or less in the following countries: Canada, Czech Republic, Euro Zone, Ireland, Italy, Netherlands, South Africa and Sweden.

12	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 17.0%
France – 2.2%
France Government Bond OAT 4.00%, 10/25/13	EUR	3,750	$5,030,420

Mexico – 5.8%
Mexican Bonos Series M 9.00%, 6/20/13	MXN	158,000	13,096,812

United Kingdom – 2.9%
United Kingdom Gilt 8.00%, 9/27/13	GBP	4,150	6,649,013

United States – 6.1%
U.S. Treasury Notes 0.125%, 7/31/14(a)	U.S.$	10,000	9,995,310
1.625%, 11/15/22		3,730	3,724,755

			13,720,065

Total Governments - Treasuries (cost $37,950,313)			38,496,310

INFLATION-LINKED SECURITIES – 7.7%
United Kingdom – 1.9%
United Kingdom Gilt Inflation Linked Series 3MO 1.25%, 11/22/17	GBP	2,333	4,244,915

United States – 5.8%
U.S. Treasury Inflation Index 1.75%, 1/15/28 (TIPS)	U.S.$	5,164	6,670,771
2.50%, 7/15/16 (TIPS)		5,783	6,586,218

			13,256,989

Total Inflation-Linked Securities (cost $17,320,524)			17,501,904

CORPORATES - INVESTMENT GRADES – 5.9%
Industrial – 2.7%
Basic – 0.4%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		115	120,561
International Paper Co. 9.375%, 5/15/19		160	221,703
Lubrizol Corp. 8.875%, 2/01/19		155	215,017
Weyerhaeuser Co. 7.375%, 3/15/32		204	278,601

			835,882

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
CRH Finance Ltd. 7.375%, 5/28/14	EUR	120	$169,074
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	200	236,546
Tyco International Finance SA 8.50%, 1/15/19		150	194,030

			599,650

Communications - Media – 0.3%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		225	249,707
Comcast Corp. 5.30%, 1/15/14		180	186,076
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		215	225,467
Time Warner Cable, Inc. 7.50%, 4/01/14		150	159,445

			820,695

Communications - Telecommunications – 0.4%
American Tower Corp. 5.05%, 9/01/20		140	158,012
Bell Canada 4.85%, 6/30/14	CAD	195	200,848
British Telecommunications PLC 8.50%, 12/07/16(c)	GBP	100	193,401
United States Cellular Corp. 6.70%, 12/15/33	U.S.$	275	298,534

			850,795

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 6.50%, 11/15/13		160	165,140
Volvo Treasury AB 5.95%, 4/01/15(b)		190	206,213

			371,353

Consumer Cyclical - Other – 0.1%
Carnival PLC 4.25%, 11/27/13	EUR	140	187,940

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 3.25%, 4/15/23	U.S.$	525	526,525
Nordstrom, Inc. 6.25%, 1/15/18		180	217,038

			743,563

14	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Altria Group, Inc. 9.25%, 8/06/19	U.S.$	51	$71,156
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	166,016
Whirlpool Corp. 8.60%, 5/01/14		20	21,561

			258,733

Energy – 0.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	39,096
Hess Corp. 8.125%, 2/15/19		35	45,608
Nabors Industries, Inc. 9.25%, 1/15/19		160	205,453
Noble Energy, Inc. 8.25%, 3/01/19		153	201,126
Noble Holding International Ltd. 4.90%, 8/01/20		15	16,848

			508,131

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	31,981
Motorola Solutions, Inc. 7.50%, 5/15/25		181	241,550
Xerox Corp. 8.25%, 5/15/14		165	177,425

			450,956

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14		90	95,005
5.75%, 12/15/16		70	78,961

			173,966

Transportation - Railroads – 0.1%
CSX Corp. 7.375%, 2/01/19		149	190,685

Transportation - Services – 0.0%
Ryder System, Inc. 7.20%, 9/01/15		71	80,378

			6,072,727

Financial Institutions – 2.5%
Banking – 1.0%
ANZ Capital Trust III 0.863%, 12/15/53(d)	EUR	210	261,349
Bank of Scotland PLC 5.625%, 5/23/13		120	158,417

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	170	$181,910
Deutsche Bank AG/London Series G 4.875%, 5/20/13		181	181,395
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		165	198,790
Macquarie Group Ltd. 7.625%, 8/13/19(b)		115	140,369
Morgan Stanley Series G 5.50%, 7/24/20		175	204,148
National Australia Bank Ltd. 3.75%, 3/02/15(b)		90	95,058
Societe Generale SA 2.50%, 1/15/14(b)		180	181,764
Standard Chartered Bank 5.875%, 9/26/17(b)	EUR	100	152,964
UBS AG/Stamford CT 5.875%, 7/15/16	U.S.$	195	218,961
Wachovia Corp. 5.50%, 5/01/13		175	175,000

			2,150,125

Brokerage – 0.0%
Jefferies Group LLC 6.875%, 4/15/21		70	83,533

Finance – 0.1%
General Electric Capital Corp. Series G 4.80%, 5/01/13		225	225,000

Insurance – 1.2%
Aetna, Inc. 6.75%, 12/15/37		257	350,004
Allied World Assurance Co. Ltd. 5.50%, 11/15/20		180	206,932
Allstate Corp. (The) 6.125%, 5/15/37		90	96,534
Chubb Corp. (The) 6.375%, 3/29/67		705	784,312
CIGNA Corp. 5.125%, 6/15/20		90	105,153
Coventry Health Care, Inc. 6.125%, 1/15/15		20	21,578
Genworth Financial, Inc. 6.515%, 5/22/18		230	267,310
Humana, Inc. 6.30%, 8/01/18		25	29,536

16	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.45%, 6/01/16	U.S.$	20	$23,027
7.20%, 6/15/18		180	220,506
Lincoln National Corp. 8.75%, 7/01/19		47	64,034
Markel Corp. 7.125%, 9/30/19		60	74,022
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1	1,052
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		165	248,543
Prudential Financial, Inc. 6.20%, 1/15/15		135	146,775
Series D 7.375%, 6/15/19		25	32,220
WellPoint, Inc. 5.875%, 6/15/17		20	23,596
7.00%, 2/15/19		45	56,590

			2,751,724

REITS – 0.2%
Digital Realty Trust LP 5.25%, 3/15/21		250	284,918
Health Care REIT, Inc. 4.95%, 1/15/21		180	204,296

			489,214

			5,699,596

Utility – 0.5%
Electric – 0.2%
Constellation Energy Group, Inc. 5.15%, 12/01/20		180	208,365
PPL Energy Supply LLC 6.50%, 5/01/18		180	213,999
TECO Finance, Inc. 5.15%, 3/15/20		55	64,312

			486,676

Natural Gas – 0.3%
DCP Midstream LLC 9.75%, 3/15/19(b)		155	204,727
Energy Transfer Partners LP 6.125%, 2/15/17		225	261,074
EQT Corp. 8.125%, 6/01/19		35	43,731
Spectra Energy Capital LLC 8.00%, 10/01/19		170	224,733

			734,265

			1,220,941

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)	U.S.$	416	$467,210

Total Corporates – Investment Grades (cost $11,988,856)			13,460,474

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.7%
Banc of America Commercial Mortgage, Inc. Series 2007-3, Class AJ
5.796%, 6/10/49		490	488,411
Series 2007-5, Class AM
5.772%, 2/10/51		343	387,143
Comm Series 2006-C8, Class AJ 5.377%, 12/10/46		550	528,288
Dbubs Series 2011-LC2A, Class E 5.626%, 7/10/44(b)		600	543,748
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.826%, 4/10/38		420	427,470
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AJ 6.325%, 4/15/41		478	502,603
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class AJ
5.767%, 2/12/39		425	444,252
Series 2006-4, Class AJ
5.239%, 12/12/49		545	528,276

			3,850,191

Non-Agency Floating Rate CMBS – 0.1%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.669%, 10/15/21(b)(d)		190	188,031

Total Commercial Mortgage-Backed Securities (cost $3,970,754)			4,038,222

GOVERNMENTS - SOVEREIGN BONDS – 1.3%
United Kingdom – 1.3%
Nigeria - Recap Linked (HSBC) Series EMT1 Zero Coupon, 9/30/2013(b) (cost $2,824,298)	NGN	470,000	2,834,576

18	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Contracts	U.S. $ Value

OPTIONS PURCHASED - CALLS – 1.0%
Swaptions – 0.8%
CDX.HY.19 RTR Bank of America Expiration: Dec 2013, Exercise Price: $ 101.00(e)		49,575	$1,898,660

Options on Funds and Investment Trusts – 0.2%
SPDR S&P 500 ETF Trust Expiration: Jun 2013, Exercise Price: $ 160.00(e)(f)		1,210	325,490

Total Options Purchased – Calls (cost $1,259,156)			2,224,150

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Fixed Rate – 0.7%
CitiMortgage Alternative Mortgage Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36	U.S.$	533	479,092
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.03%, 6/25/46		215	144,764
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.766%, 9/25/35		624	530,797
Washington Mutual Mortgage Pass-Through Certificates Series 2006-4, Class 3A1 6.50%, 5/25/36		745	520,485

			1,675,138

Non-Agency Floating Rate – 0.1%
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.176%, 3/25/36(d)		323	252,227

Total Collateralized Mortgage Obligations (cost $2,036,352)			1,927,365

CORPORATES - NON-INVESTMENT GRADES – 0.8%
Industrial – 0.5%
Basic – 0.1%
ArcelorMittal 6.125%, 6/01/18		225	246,464

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Ardagh Glass Finance PLC 7.125%, 6/15/17(b)	EUR	112	$151,555
Case New Holland, Inc. 7.875%, 12/01/17	U.S.$	128	152,320

			303,875

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		24	25,524
8.125%, 4/30/20		8	9,040
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	85	121,735

			156,299

Communications - Telecommunications – 0.2%
Sunrise Communications International SA 7.00%, 12/31/17(b)		100	141,572
Wind Acquisition Finance SA 7.25%, 2/15/18(b)	U.S.$	200	211,000
Windstream Corp. 7.875%, 11/01/17		55	64,213

			416,785

Consumer Non-Cyclical – 0.0%
HCA, Inc. 7.58%, 9/15/25		65	69,387

			1,192,810

Financial Institutions – 0.3%
Banking – 0.2%
Barclays Bank PLC 4.75%, 3/15/20	EUR	160	158,034
National Westminster Bank PLC 2.36%, 7/05/13(d)		200	194,843

			352,877

Brokerage – 0.1%
Lehman Brothers Holdings
Zero Coupon, 5/25/10(d)(e)	U.S.$	435	101,681
Zero Coupon, 1/12/12(e)		440	102,850

			204,531

			557,408

Total Corporates – Non-Investment Grades (cost $1,710,288)			1,750,218

20	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Shares	U.S. $ Value

PREFERRED STOCKS – 0.7%
Financial Institutions – 0.7%
Banking – 0.7%
Citigroup Capital XIII 7.875%(c)		25,000	$706,000
US Bancorp 6.00%		25,500	715,530
Zions Bancorporation Series C 9.50%		6,200	160,704

Total Preferred Stocks (cost $1,526,054)			1,582,234

		Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.4%
Dominican Republic – 0.4%
Dominican Republic 15.95%, 6/04/21(b) (cost $771,659)	DOP	27,000	825,855

GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
South Korea – 0.3%
Export-Import Bank of Korea 6.60%, 11/04/13(b) (cost $848,485)	IDR	7,720,000	793,810

EMERGING MARKETS - SOVEREIGNS – 0.3%
Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21 (cost $506,794)		510	570,588

BANK LOANS – 0.1%
Industrial – 0.1%
Consumer Cyclical - Other – 0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(d)(g)(h)(i)		519	– 0	–

Consumer Non-Cyclical – 0.1%
H.J. Heinz Company 3/27/20(j)		300	302,625

Total Bank Loans (cost $810,494)			302,625

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b) (cost $190,726)	IDR	190	$224,054

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Basic – 0.1%
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b)	U.S.$	100	101,970

Communications - Media – 0.0%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	50	70,457

Total Emerging Markets - Corporate Bonds (cost $172,047)			172,427

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
Alameda Corridor Trnsp Auth CA NPFGC 6.60%, 10/01/29 (cost $113,987)	U.S.$	100	113,708

		Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Jun 2013, Exercise Price: $ 147.00(e)(f)		1,210	71,390

		Notional Amount (000)
Swaptions – 0.0%
ITRX.EUR.XO.19 RTP Expiration: May 2013, Exercise Price: $ 425.00(e)		9,950	19,276
IRS RTP Bank of America Expiration: Jun 2013, Exercise Price: $ 0.94(e)		11,000	17,842

			37,118

Total Options Purchased - Puts (cost $319,221)			108,508

22	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $Value

ASSET-BACKED SECURITIES – 0.0%
Home Equity Loans - Floating Rate – 0.0%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.479%, 1/20/36(d)	U.S.$	112	$107,414

Home Equity Loans - Fixed Rate – 0.0%
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(i)(k)		3	– 0	–

Total Asset-Backed Securities (cost $115,107)			107,414

		Shares
COMMON STOCKS – 0.0%
Abitibibowater, Inc.(h) (cost $0)		275,000	– 0	–

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 59.1%
U.S. Treasury Bills – 52.7%
U.S. Treasury Bill Zero Coupon, 5/23/13-10/24/13	U.S.$	74,200	74,188,641
Zero Coupon, 7/25/13(a)		45,200	45,194,666

Total U.S. Treasury Bills (cost $119,380,783)			119,383,307

		Shares
Investment Companies – 6.4%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09%(l) (cost $14,443,578)		14,443,578	14,443,578

Total Short-Term Investments (cost $133,824,361)			133,826,885

Total Investments – 97.5% (cost $218,259,476)			$220,861,327
Other assets less liabilities – 2.5%			5,633,266

Net Assets – 100.0%			$226,494,593

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	23

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
90 Day Eurodollar Futures	219	March 2016	$54,235,350	$54,270,938	$(35,588)
S&P 500 E-Mini Futures	40	June 2013	3,170,364	3,184,400	(14,036)
U.S. 5 Yr Note Futures	124	June 2013	15,368,031	15,455,438	(87,407)
U.S. Long Bond Futures	8	June 2013	1,140,120	1,187,000	(46,880)

					$(183,911)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	IDR	7,149,532	USD	730	5/24/13	$(3,739)
BNP Paribas SA	USD	153	AUD	150	5/24/13	1,838
Brown Brothers Harriman & Co.	CHF	1,530	USD	1,615	5/15/13	(31,213)
Brown Brothers Harriman & Co.	EUR	1,364	USD	1,751	5/15/13	(45,162)
Brown Brothers Harriman & Co.	USD	113	AUD	110	5/15/13	868
Brown Brothers Harriman & Co.	USD	1,473	NOK	8,580	5/15/13	13,869
Brown Brothers Harriman & Co.	USD	1,469	SEK	9,522	5/15/13	255
Brown Brothers Harriman & Co.	CAD	140	USD	137	5/22/13	(1,831)
Brown Brothers Harriman & Co.	GBP	16	USD	25	5/24/13	(378)
Credit Suisse International	JPY	207,650	USD	2,104	5/22/13	(25,798)
Deutsche Bank	MXN	96,709	USD	7,537	6/24/13	(392,130)
Goldman Sachs	USD	1,497	AUD	1,435	5/15/13	(10,109)
Goldman Sachs	CAD	3,860	USD	3,776	5/22/13	(54,037)
Goldman Sachs	EUR	1,620	USD	2,109	5/22/13	(24,270)
Goldman Sachs	USD	2,101	NZD	2,490	5/22/13	30,256
Goldman Sachs	GBP	7,090	USD	10,805	5/24/13	(205,751)
Goldman Sachs	MXN	68,448	USD	5,273	6/25/13	(338,963)
HSBC Bank USA	NGN	470,000	USD	2,854	9/26/13	6,155
Morgan Stanley	GBP	2,510	USD	3,843	5/22/13	(55,151)
Royal Bank of Canada	GBP	975	USD	1,473	5/15/13	(40,911)
Royal Bank of Canada	USD	1,326	CAD	1,346	5/15/13	10,451
Royal Bank of Scotland	JPY	141,003	USD	1,508	5/15/13	61,797
Standard Chartered Bank	EUR	5,133	USD	6,690	5/24/13	(71,330)
UBS Securities LLC	CHF	180	USD	193	5/15/13	(740)
UBS Securities LLC	GBP	340	USD	523	5/15/13	(5,173)
UBS Securities LLC	JPY	29,940	USD	300	5/15/13	(7,179)
UBS Securities LLC	USD	210	AUD	200	5/15/13	(3,181)
UBS Securities LLC	USD	372	NOK	2,160	5/15/13	2,531

24	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC	USD	197	NZD	230	5/15/13	$171
UBS Securities LLC	USD	371	SEK	2,410	5/15/13	494
UBS Securities LLC	CAD	330	USD	325	5/22/13	(2,628)
UBS Securities LLC	EUR	170	USD	221	5/22/13	(2,764)
UBS Securities LLC	GBP	320	USD	490	5/22/13	(6,824)
UBS Securities LLC	JPY	20,160	USD	203	5/22/13	(3,795)
UBS Securities LLC	USD	204	NZD	240	5/22/13	1,693
UBS Securities LLC	EUR	200	USD	261	5/24/13	(2,288)
Westpac Banking Corp.	USD	670	NZD	798	5/15/13	12,869

						$(1,192,098)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Call – SPDR S&P 500 ETF Trust(f)	1,210	$155	June 2013	$498,463	$(751,410)
Call – SPDR S&P 500 ETF Trust(f)	1,907	161	December 2013	795,129	(1,085,083)
Call – U.S. 5 Yr Note Futures(f)	113	125	May 2013	28,915	(30,898)

				$1,322,507	$(1,867,391)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Put – SPDR S&P 500 ETF Trust(f)	1,210	$155	June 2013	$516,613	$(206,910)

CENTRALLY CLEARED SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
CitiGroup Global Markets Inc./(LCH, Clearnet)	GBP	2,390	9/27/22	1.90%	6 Month LIBOR	$(58,713)
CitiGroup Global Markets Inc./(LCH, Clearnet)		1,100	9/27/42	6 Month LIBOR	2.96%	17,897

						$(40,816)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	25

Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC		$48,300	11/5/14	0.38%	3 Month LIBOR	$198,962
Citibank, NA	JPY	3,900,000	11/9/14	0.26%	6 Month LIBOR	1,556
Citibank, NA		$6,420	1/25/15	3 Month LIBOR	0.39%	13,413
Citibank, NA	JPY	377,500	8/1/16	0.51%	6 Month LIBOR	(26,480)
Citibank, NA		$10,600	1/25/18	0.88%	3 Month LIBOR	(74,114)
Citibank, NA		6,140	2/22/18	3 Month LIBOR	1.02%	72,043
Citibank, NA	GBP	1,490	9/19/22	1.95%	6 Month LIBOR	(48,464)
Citibank, NA		$4,180	1/25/23	3 Month LIBOR	1.88%	47,850
Citibank, NA	GBP	690	9/19/42	6 Month LIBOR	3.00%	22,074
Deutsche Bank AG		$10,000	8/15/14	0.47%	3 Month LIBOR	(24,644)
Deutsche Bank AG	GBP	4,800	11/6/14	6 Month LIBOR	0.67%	9,834
Deutsche Bank AG		3,110	7/6/17	1.14%	6 Month LIBOR	(75,738)
Deutsche Bank AG		3,250	8/16/17	1.21%	6 Month LIBOR	(90,942)
Deutsche Bank AG		1,240	7/6/22	6 Month LIBOR	2.00%	57,798
Deutsche Bank AG		1,300	8/16/22	6 Month LIBOR	2.10%	74,142
Goldman Sachs International		$16,100	9/12/14	3 Month LIBOR	0.40%	21,552
Goldman Sachs International		27,400	9/12/17	0.80%	3 Month LIBOR	(134,549)
Goldman Sachs International		11,300	9/12/22	3 Month LIBOR	1.75%	24,895
JPMorgan Chase Bank, NA		6,230	2/27/18	0.92%	3 Month LIBOR	(41,501)
JPMorgan Chase Bank, NA		650	4/20/20	3.74%	3 Month LIBOR	(108,895)
JPMorgan Chase Bank, NA		950	4/26/20	3.77%	3 Month LIBOR	(161,157)
Morgan Stanley Capital Services LLC	GBP	3,110	7/19/17	1.07%	6 Month LIBOR	(60,485)
Morgan Stanley Capital Services LLC		1,230	7/19/22	6 Month LIBOR	1.92%	41,648

						$(261,202)

26	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Kingdom of Thialand, 7.07% 9/30/13, 3/20/18*	(1.00)%	0.82%	$1,580	$(14,202)	$(4,425)	$(9,777)
Mexico Government International, 5.95% 3/19/19, 3/20/18*	(1.00)	0.77	10,790	(124,766)	10,159	(134,925)
Barclays Bank PLC:
United Mexican States, 5.95%, 3/19/19, 12/20/17*	(1.00)	0.73	1,060	(13,753)	(949)	(12,804)
Citibank, NA:
CDX-NAHY Series 19 5 Year Index, 12/20/17*	(5.00)	3.22	2,430	(191,868)	6,739	(198,607)
France Government Bond Oat, 4.25%, 4/25/19, 12/20/17*	(0.25)	0.66	4,700	89,565	207,886	(118,321)
Republic of Korea, 4.875% 9/22/14, 3/20/18*	(1.00)	0.66	6,380	(107,434)	(90,249)	(17,185)
United Kingdom Gilt, 4.25%, 6/07/32, 12/20/17*	(1.00)	0.43	9,270	(250,063)	(192,655)	(57,408)
United Mexican States, 5.95%, 3/19/19, 12/20/17*	(1.00)	0.73	7,020	(91,075)	(15,700)	(75,375)
United Mexican States, 5.95%, 3/19/19, 3/20/18*	(1.00)	0.77	3,550	(41,049)	(10,017)	(31,032)
Credit Suisse International:
Black & Decker Corp., 5.75% 11/15/16, 6/20/16*	(1.00)	0.20	500	(13,281)	(10,830)	(2,451)
BPB Ltd., 4.75%, 4/11/17, 6/20/16*	(1.00)	0.46	500	(9,014)	(6,901)	(2,113)
Hershey Co., 6.95% 8/15/12, 6/20/16*	(1.00)	0.24	500	(12,569)	(9,045)	(3,524)
Svenska Handelsbanken AB, 5.125% 3/30/20, 6/20/16*	(1.00)	0.47	500	(8,847)	(8,662)	(185)
Deutsche Bank AG:
Freeport-McMoran Corp., 9.50% 6/1/31, 6/20/16*	(1.00)	0.21	500	(12,968)	(13,535)	567

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	27

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC:
Coca-Cola Co., 3.15% 11/15/20, 6/20/16*	(1.00)%	0.20%	$500	$(13,169)	$(10,686)	$(2,483)
Republic of Korea, 4.875% 9/22/14, 3/20/18*	(1.00)	0.66	11,500	(193,650)	(173,599)	(20,051)
Target Corp., 5.375% 5/1/17, 6/20/16*	(1.00)	0.16	500	(13,823)	(8,370)	(5,453)

Sale Contracts
Bank of America, NA:
CDX NAHY-20 5 Year Index, 6/20/18*	5.00	3.58	18,300	1,250,500	559,633	690,867
CDX NAHY-20 5 Year Index, 6/20/18*	5.00	3.58	1,250	85,416	55,593	29,823
Barclays Bank PLC:
CDX EM- 19 5 Year Index, 6/20/18*	5.00	2.26	1,550	207,055	193,442	13,613
CDX NAHY-20 5 Year Index, 6/20/18*	5.00	3.58	1,800	123,000	56,393	66,607
CDX-EM ex-EU 18 5 Year Index, 12/20/17*	5.00	2.25	8,950	1,099,358	1,018,054	81,304
CDX-EM ex-EU 18 5 Year Index, 12/20/17*	5.00	2.25	1,600	196,533	178,393	18,140
CDX-EM ex-EU 18 5 Year Index, 12/20/17*	5.00	2.25	850	104,408	98,468	5,940
CDX-EM ex-EU 18 5 Year Index, 12/20/17*	5.00	2.25	1,050	128,975	138,234	(9,259)
BNP Paribas SA:
CDX NAIG-20 5 Year Index, 6/20/18*	1.00	0.75	2,600	35,337	23,218	12,119
Citibank, NA:
CDX EM ex-EU-18 5 Year Index, 12/20/17*	5.00	2.25	4,000	491,334	444,928	46,406
CDX EM ex-EU-18 5 Year Index, 12/20/17*	5.00	2.25	1,550	190,392	176,089	14,303
CDX EM-19 5 Year Index, 6/20/18*	5.00	2.26	2,900	387,391	321,452	65,939

28	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX NAIG-19 5 Year Index, 12/20/17*	1.00%	0.66%	$12,150	$204,114	$6,732	$197,382
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.66	3,000	50,399	26,047	24,352
CDX NAIG-20 5 Year Index, 6/20/18*	1.00	0.75	3,700	50,287	21,047	29,240
CDX-EM ex EU-18 5 Year Index, 12/20/17*	5.00	2.25	2,000	245,667	227,353	18,314
Credit Suisse International:
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.66	27,490	461,817	165,976	295,841
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.66	1,050	17,639	4,686	12,953
Deutsche Bank AG:
CDX-EM ex-EU 18 5 Year Index, 12/20/17*	5.00	2.25	2,570	315,682	314,251	1,431
CDX-NAIG-19 5 Year Index, 12/20/17*	1.00	0.66	1,400	23,519	6,856	16,663
Goldman Sachs International:
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.66	3,600	60,478	22,965	37,513
Morgan Stanley Capital Services LLC:
CDX NAIG-19 5 Year Index, 12/20/17*	1.00	0.66	14,070	236,368	23,393	212,975

				$4,943,703	$3,752,364	$1,191,339

*	Termination date

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	29

Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	22,344	1 Month LIBOR Plus 0.07%	$41,270	5/31/13	Barclays Bank PLC	$(10,354)
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	2,744	1 Month LIBOR Plus 0.25%	5,050	6/28/13	Barclays Bank PLC	(1,523)
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	5,037	1 Month LIBOR Plus 0.25%	9,270	7/15/13	Barclays Bank PLC	(2,796)
Receive	Barclays Capital US Agg Total Return Value Unhedged USD Index	1,747	1 Month LIBOR Plus 0.25%	3,200	8/1/13	Barclays Bank PLC	(2,427)
Receive	Barclays Capital US Inflation Linked Bonds 1 to 10 Year Index	75,977	1 Month LIBOR Plus 0.23%	20,040	7/31/13	Barclays Bank PLC	(10,709)
Receive	GS Wave US Growth LC Index	25,802	1 Month LIBOR Plus 0.48%	4,550	10/25/13	Goldman Sachs International	(10,894)

Pay Total Return on Reference Index
Pay	GS Wave US Growth SC Index	19,859	01 Month LIBOR Minus 0.12%	4,550	10/25/13	Goldman Sachs International	(16,333)

							$(55,036)

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $9,718,518.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate market value of these securities amounted to $8,154,918 or 3.6% of net assets.

(c)	Variable rate coupon, rate shown as of April 30, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2013.

(e)	Non-income producing security.

30	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Portfolio of Investments

(f)	One contract relates to 100 shares.

(g)	Security is in default and is non-income producing.

(h)	Illiquid security.

(i)	Fair valued by the Adviser.

(j)	This position or a portion of this position represents an unsettled loan purchase. At April 30, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $302,625 and $3,368, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of April 30, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$3,301	$	– 0	–	0.00%

(l)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Glossary:

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	31

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $203,815,898)	$206,417,749
Affiliated issuers (cost $14,443,578)	14,443,578
Cash	159,522
Cash held at broker	488,442 (a)
Foreign currencies, at value (cost $66,566)	67,388
Upfront premiums paid on credit default swap contracts	4,307,987
Receivable for capital stock sold	2,763,810
Receivable for investment securities sold	2,756,146
Unrealized appreciation of credit default swap contracts	1,892,292
Dividends and interest receivable	1,065,533
Unrealized appreciation of interest rate swap contracts	585,767
Unrealized appreciation of forward currency exchange contracts	146,305
Receivable for variation margin on futures contracts	18,644

Total assets	235,113,163

Liabilities
Options written, at value (premiums received $1,839,120)	2,074,301
Payable for capital stock redeemed	1,593,572
Unrealized depreciation of forward currency exchange contracts	1,338,403
Payable for investment securities purchased	1,187,456
Unrealized depreciation of interest rate swap contracts	846,969
Unrealized depreciation of credit default swap contracts	700,953
Upfront premiums received on credit default swap contracts	555,623
Unrealized depreciation of total return swap contracts	55,036
Advisory fee payable	54,285
Dividends payable	54,130
Distribution fee payable	36,372
Administrative fee payable	20,232
Transfer Agent fee payable	1,069
Payable for variation margin on centrally cleared swap contracts	109
Accrued expenses and other liabilities	100,060

Total liabilities	8,618,570

Net Assets	$226,494,593

Composition of Net Assets
Capital stock, at par	$25,519
Additional paid-in capital	228,111,414
Distributions in excess of net investment income	(2,087,524)
Accumulated net realized loss on investment and foreign currency transactions	(1,394,774)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	1,839,958

$226,494,593

(a)	Amount represents margin deposit for options outstanding and margin requirements for centrally cleared swaps and open futures contracts outstanding at April 30, 2013.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$81,706,375	9,200,989	$8.88	*

B	$1,606,697	180,808	$8.89

C	$19,164,951	2,157,612	$8.88

Advisor	$115,227,658	12,987,749	$8.87

R	$1,015,753	114,723	$8.85

K	$47,786	5,377	$8.89

I	$7,725,373	871,799	$8.86

*	The maximum offering price per share for Class A shares was $9.27 which reflects a sales charge of 4.25%.

See	notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2013 (unaudited)

Investment Income
Interest	$811,479
Dividends
Unaffiliated issuers	21,442
Affiliated issuers	10,944	$843,865

Expenses
Advisory fee (see Note B)	382,892
Distribution fee—Class A	97,755
Distribution fee—Class B	8,235
Distribution fee—Class C	75,389
Distribution fee—Class R	2,555
Distribution fee—Class K	58
Transfer agency—Class A	23,897
Transfer agency—Class B	788
Transfer agency—Class C	5,696
Transfer agency—Advisor Class	23,574
Transfer agency—Class R	1,329
Transfer agency—Class K	43
Transfer agency—Class I	474
Registration fees	50,377
Custodian	44,108
Audit	42,631
Administrative	29,841
Directors’ fees	28,232
Printing	22,703
Legal	20,600
Miscellaneous	16,173

Total expenses	877,350
Less: expenses waived and reimbursed by the Adviser (see Note B)	(233,761)

Net expenses		643,589

Net investment income		200,276

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(19,058)
Swap contracts		1,650,946
Futures contracts		(6,916)
Options written		(156,230)
Foreign currency transactions		746,129
Net change in unrealized appreciation/depreciation of:
Investments		1,990,722
Swap contracts		1,385,887
Futures contracts		(175,430)
Options written		(515,361)
Foreign currency denominated assets and liabilities		(1,018,108)

Net gain on investment and foreign currency transactions		3,882,581

Net Increase in Net Assets from Operations		$4,082,857

See notes to financial statements.

34	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$200,276	$1,348,962
Net realized gain on investment and foreign currency transactions	2,214,871	4,302,493
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,667,710	4,021,413

Net increase in net assets from operations	4,082,857	9,672,868
Dividends to Shareholders from
Net investment income
Class A	(2,447,341)	(515,393)
Class B	(71,304)	(13,385)
Class C	(581,306)	(62,489)
Advisor Class	(2,159,977)	(669,285)
Class R	(50,919)	(10,675)
Class K	(2,112)	(1,098)
Class I	(31,124)	(153)
Capital Stock Transactions
Net increase (decrease)	130,721,639	(11,924,397)
Proceeds from third party regulatory settlement (see Note E)	– 0	–	194

Total increase (decrease)	129,460,413	(3,523,813)
Net Assets
Beginning of period	97,034,180	100,557,993

End of period (including distributions in excess of net investment income of $(2,087,524) and undistributed net investment income of $3,056,283, respectively)	$226,494,593	$97,034,180

See notes to financial statements.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	35

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Unconstrained Bond Fund, Inc. (the “Fund”), formerly AllianceBernstein Diversified Yield Fund, Inc., was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

36	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	37

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as described in Note 1 above). Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

38	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	39

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2013:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$38,496,310		$	– 0	–	$38,496,310
Inflation-Linked Securities		– 0	–	17,501,904			– 0	–	17,501,904
Corporates – Investment Grades		– 0	–	13,460,474			– 0	–	13,460,474
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		4,038,222		4,038,222
Governments – Sovereign Bonds		– 0	–	– 0	–		2,834,576		2,834,576
Options Purchased – Calls		– 0	–	2,224,150			– 0	–	2,224,150
Collateralized Mortgage Obligations		– 0	–	– 0	–		1,927,365		1,927,365
Corporates – Non-Investment Grades		– 0	–	1,647,368			102,850		1,750,218
Preferred Stocks		1,582,234		– 0	–		– 0	–	1,582,234
Emerging Markets – Treasuries		– 0	–	– 0	–		825,855		825,855
Governments – Sovereign Agencies		– 0	–	793,810			– 0	–	793,810
Emerging Markets – Sovereigns		– 0	–	570,588			– 0	–	570,588
Bank Loans		– 0	–	– 0	–		302,625		302,625
Quasi-Sovereigns		– 0	–	224,054			– 0	–	224,054
Emerging Markets – Corporate Bonds		– 0	–	172,427			– 0	–	172,427
Local Governments – Municipal Bonds		– 0	–	113,708			– 0	–	113,708
Options Purchased – Puts		– 0	–	108,508			– 0	–	108,508
Asset-Backed Securities		– 0	–	– 0	–		107,414		107,414
Common Stocks		– 0	–	– 0	–		– 0	–^	– 0	–
Short-Term Investments:
U.S. Treasury Bills		– 0	–	119,383,307			– 0	–	119,383,307
Investment Companies		14,443,578		– 0	–		– 0	–	14,443,578

Total Investments in Securities		16,025,812		194,696,608			10,138,907		220,861,327
Other Financial Instruments*:
Assets
Credit Default Swap Contracts		– 0	–	1,892,292			– 0	–	1,892,292
Centrally Cleared Swaps		– 0	–	17,897			– 0	–	17,897	†
Interest Rate Swap Contracts		– 0	–	585,767			– 0	–	585,767
Forward Currency Exchange Contracts		– 0	–	146,305			– 0	–	146,305
Total Return Swap Contracts		– 0	–	– 0	–		– 0	–	– 0	–

40	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Liabilities
Credit Default Swap Contracts	$	– 0	–	$(700,953)	$	– 0	–	$(700,953)
Centrally Cleared Swaps	– 0	–	(58,713)	– 0	–	(58,713	)†
Interest Rate Swap Contracts	– 0	–	(846,969)	– 0	–	(846,969)
Futures Contracts	(183,911)	– 0	–	– 0	–	(183,911	)†
Forward Currency Exchange Contracts	– 0	–	(1,338,403)	– 0	–	(1,338,403)
Total Return Swap Contracts	– 0	–	(27,227)	(27,809)	(55,036)
Written Options	– 0	–	(2,074,301)	– 0	–	(2,074,301)

Total+	$15,841,901	$192,292,303	$10,111,098	$218,245,302

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation is reported in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

^	The Fund held securities with zero market value at period end.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

	Commercial Mortgage- Backed Securities		Governments - Sovereign Bonds			Collateralized Mortgage Obligations		Corporates - Non- Investment Grades
Balance as of 10/31/12	$180,502		$	– 0	–	$389,329		$	– 0	–
Accrued discounts/ (premiums)	(20)			13,059		1,296			– 0	–
Realized gain (loss)	– 0	–		– 0	–	175			(23,635)
Change in unrealized appreciation/depreciation	76,966			10,278		88,180			27,498
Purchases	3,780,774			2,811,239		1,496,721			73,702
Sales	– 0	–		– 0	–	(48,336)			(72,065)
Settlements	– 0	–		– 0	–	– 0	–		– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–		97,350
Transfers out of level 3	– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 4/30/13+	$4,038,222			$2,834,576		$1,927,365			$102,850

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$76,966			$10,278		$71,395			$27,498

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	41

Notes to Financial Statements

	Emerging Markets- Treasuries		Bank Loans			Asset- Backed Securities		Common Stocks^
Balance as of 10/31/12	$241,196		$	– 0	–	$118,369		$	– 0	–
Accrued discounts/ (premiums)	(1,164)			7		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–	(244,335)			(6,580)
Change in unrealized appreciation/depreciation	18,478			3,368		253,383			– 0	–
Purchases	567,345			299,250		– 0	–		– 0	–
Sales	– 0	–		– 0	–	(20,003)			6,580
Settlements	– 0	–		– 0	–	– 0	–		– 0	–
Transfers into level 3	– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 4/30/13+	$825,855			$302,625		$107,414		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$18,478			$3,368		$3,305		$	– 0	–

	Total Return Swaps		Total
Balance as of 10/31/12	$166,619		$1,096,015
Accrued discounts/ (premiums)	– 0	–	13,178
Realized gain (loss)	855,140		580,765
Change in unrealized appreciation/depreciation	(194,428)		283,723
Purchases	– 0	–	9,029,031
Sales	– 0	–	(133,824)
Settlements	(855,140)		(855,140)
Transfers into level 3	– 0	–	97,350
Transfers out of level 3	– 0	–	– 0	–

Balance as of 4/30/13+	$(27,809)		$10,111,098

Net change in unrealized appreciation/depreciation from investments held as of 4/30/13	$(194,428)		$16,860	**

+	There were de minimis transfers under 1% of net assets during the reporting period.

^	The Fund held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

42	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/2013	Valuation Technique	Unobservable Input		Range/ Weighted Average
Asset-Backed Securities	$107,414	Third Party Vendor	Evaluated Quotes	$	96.07/ N/A
	0	Qualitative Assessment		$	0.00
Bank Loans	$302,625	Third Party Vendor	Evaluated Quotes	$	100.88/ N/A
	0	Qualitative Assessment		$	0.00
Collateralized Mortgage Obligations	$1,927,365	Third Party Vendor	Evaluated Quotes	$ $	67.32-$89.92/ 79.92
Commercial Mortgage-Backed Securities	$4,038,222	Third Party Vendor	Evaluated Quotes	$ $	90.62-$112.75/ 100.27
Common Stocks	$0	Qualitative Assessment		$	0.00
Corporates - Non Investment Grade	$102,850	Third Party Vendor	Evaluated Quotes	$	23.38/ N/A
Emerging Markets - Treasuries	$825,855	Indicative Market Quotations	Broker Quote	$	3.06/ N/A
Governments - Sovereign Bonds	$2,834,576	Indicative Market Quotations	Broker Quote	$	0.60/ N/A
Total Return Swaps	$(27,809)	Indicative Market Quotations	Broker Quote	$ $	100.02-$101.01/ 100.63

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	43

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes

44	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	45

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2013 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2013, such reimbursement amounted to $233,761.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2013, the reimbursement for such services amounted to $29,841.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $24,066 for the six months ended April 30, 2013.

For the six months ended April 30, 2013, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,986 from the sale of Class A shares and received $52, $18 and $1,147 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2013 (000)	Dividend Income (000)
$ 12,725	$223,656	$221,937	$14,444	$11

46	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,350,034, $2,066,258, $36,369 and $13,004 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$37,113,632	$21,520,202
U.S. government securities	52,551,388	63,746,819

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, written options and swap contracts) are as follows:

Gross unrealized appreciation	$3,975,771
Gross unrealized depreciation	(1,373,920)

Net unrealized appreciation	$2,601,851

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	47

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purpose”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2013, the Fund held foreign-currency contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or

48	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2013, the Fund held future contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	49

Notes to Financial Statements

index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2013, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended April 30, 2013, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2013, the Fund held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premium
Options written outstanding as of 10/31/12	755,290,000		$421,120
Options written	161,809,600		2,876,038
Options expired	(890)		(31,116)
Options bought back	(917,094,270)		(1,426,922)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/13	4,440		$1,839,120

50	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

For the six months ended April 30, 2013, the Fund had the following transactions in written swaptions:

	Notional Amount		Premium
Swaptions written outstanding as of 10/31/12	20,620,000			$59,798
Swaptions written	97,660,000			384,324
Swaptions expired	(65,800,000)			(159,996)
Swaptions bought back	(52,480,000)			(284,126)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 4/30/13	– 0	–	$	– 0	–

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	51

Notes to Financial Statements

proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2013, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced

52	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended April 30, 2013, the Fund held credit default swap contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2013, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $89,009,300 with unrealized appreciation of $1,882,466 and ranging from a term of 4 to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	53

Notes to Financial Statements

market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2013, the Fund held total return swaps for non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2013, the Fund had OTC derivatives with contingent features in liability positions in the amount of $1,462,624. The fair value of assets pledged as collateral by the Fund for such derivatives was $9,702,520 at April 30, 2013. If a trigger event had occurred at April 30, 2013, for those derivatives in a net liability position, $791,985 would be required to be posted by the fund.

Centrally Cleared Swaps:

At the time the Fund enters into a centrally cleared swap contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swap contracts is generally less than privately negotiated swap contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap contract, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended April 30, 2013, the Fund held centrally cleared swap contracts for hedging and non-hedging purposes.

54	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

At April 30, 2013 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$585,767		Unrealized depreciation of interest rate swap contracts	$846,969

	Investments in securities, at value	17,842		Payable for variation margin on futures contracts	169,875	*

	Receivable for variation margin on centrally cleared swap contracts	17,897	*	Payable for variation margin on centrally cleared swap contracts	58,713	*

				Options written, at value	30,898

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	146,305		Unrealized depreciation of forward currency exchange contracts	1,338,403

Credit contracts	Investments in securities, at value	1,917,936

	Unrealized appreciation of credit default swap contracts	1,892,292		Unrealized depreciation of credit default swap contracts	700,953

Equity contracts	Unrealized appreciation of total return swap contracts	– 0 –		Unrealized depreciation of total return swap contracts	55,036

	Investment in securities, at value	396,880		Payable for variation margin on futures contracts	14,036	*

				Options written, at value	2,043,403

Total		$4,974,919			$5,258,286

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	55

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$14,394		$249,828

	Net realized gain/(loss) on centrally cleared swaps contracts; Net change in unrealized appreciation/depreciation of centrally cleared swap contracts	(1,232)		(44,739)

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(6,916)		(161,394)

	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(22,583)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	16,001		(1,983)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	587,431		(1,045,892)

56	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$1,077,505		$132,767

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(944,892)		(260,175)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	826,565

	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	868,872		1,402,453

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	153,699		(20,005)

Equity contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	768,912		(221,655)

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	– 0 –		(14,036)

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	57

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(281,966)	$(49,701)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	618,962	(233,198)

Total		$2,870,770	$536,252

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The following table represents the volume of the Fund’s derivative transactions during the six month period ended April 30, 2013:

Centrally Cleared Swap Contracts:
Average notional amount	$5,492,362

Credit Default Swap Contracts:
Average notional amount of buy contracts	$59,401,429
Average notional amount of sale contracts	$89,009,300

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,647,569
Average principal amount of sale contracts	$36,572,411

Futures Contracts:
Average original value of sale contracts	$16,785,554

Interest Rate Swap Contracts:
Average notional amount	$220,471,886

Total Return Swap Contracts:
Average notional amount	$51,093,665

Purchased Options Contracts:
Average monthly cost.	$715,152

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures,

58	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the six months ended April 30, 2013, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	59

Notes to Financial Statements

As of April 30, 2013, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class A
Shares sold	4,483,583	2,900,248	$39,422,451	$25,850,119

Shares issued in reinvestment of dividends	212,428	36,960	1,862,771	320,601

Shares converted from Class B	20,557	64,871	182,049	572,822

Shares redeemed	(1,225,934)	(1,970,095)	(10,828,923)	(17,372,910)

Net increase	3,490,634	1,031,984	$30,638,348	$9,370,632

Class B
Shares sold	30,336	19,858	$266,374	$171,644

Shares issued in reinvestment of dividends	5,991	1,399	52,505	12,077

Shares converted to Class A	(20,542)	(64,807)	(182,049)	(572,822)

Shares redeemed	(29,901)	(63,165)	(263,214)	(555,507)

Net decrease	(14,116)	(106,715)	$(126,384)	$(944,608)

Class C
Shares sold	877,637	461,268	$7,758,930	$4,081,609

Shares issued in reinvestment of dividends	39,798	6,074	348,795	52,471

Shares redeemed	(202,930)	(384,148)	(1,804,765)	(3,311,006)

Net increase	714,505	83,194	$6,302,960	$823,074

Advisor Class
Shares sold	10,450,754	3,164,578	$92,153,445	$28,109,994

Shares issued in reinvestment of dividends	199,943	69,141	1,752,162	600,334

Shares redeemed	(850,639)	(5,659,685)	(7,493,350)	(49,998,680)

Net increase (decrease)	9,800,058	(2,425,966)	$86,412,257	$(21,288,352)

60	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012		Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012

Class R
Shares sold	20,536	36,545		$180,390		$317,450

Shares issued in reinvestment of dividends	5,829	1,359		50,921		11,796

Shares redeemed	(39,107)	(15,283)		(341,842)		(132,400)

Net increase (decrease)	(12,742)	22,621		$(110,531)		$196,846

Class K
Shares sold	119	255		$1,055		$2,285

Shares issued in reinvestment of dividends	187	123		1,644		1,058

Shares redeemed	(17)	(9,707)		(163)		(85,332)

Net increase (decrease)	289	(9,329)		$2,536		$(81,989)

Class I
Shares sold	872,877	– 0	–	$7,622,000	$	– 0	–

Shares issued in reinvestment of dividends	3,461	– 0	–	30,453		– 0	–

Shares redeemed	(5,669)	– 0	–	(50,000)		– 0	–

Net increase	870,669	– 0	–	$7,602,453	$	– 0	–

For the year ended October 31, 2012, a third party vendor reimbursed the Fund $194 for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	61

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

62	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$1,272,478	$3,167,511

Total distributions paid	$1,272,478	$3,167,511

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,467,459
Accumulated capital and other losses	(3,888,649	)(a)
Unrealized appreciation/(depreciation)	(919,802	)(b)

Total accumulated earnings/(deficit)	$(340,992	)(c)

(a)

On October 31, 2012, the Fund had a net capital loss carryforward of $3,613,858. During the fiscal year, the Fund utilized $2,883,881 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2012, the cumulative deferred loss on straddles was $274,791.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	63

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

64	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.09	$ 8.33	$ 8.50	$ 8.10	$ 7.39	$ 9.02

Income From Investment Operations
Net investment income(a)	.01	(b)	.11	(b)	.25	(b)	.24	.32	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.76	(.13)	.39	.71	(1.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	.87	.12	.63	1.03	(1.27)

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.11)	(.29)	(.23)	(.28)	(.36)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.41)	(.11)	(.29)	(.23)	(.32)	(.36)

Net asset value, end of period	$ 8.88	$ 9.09	$ 8.33	$ 8.50	$ 8.10	$ 7.39

Total Return
Total investment return based on net asset value(d)	2.28%	10.49	%*	1.37	%*	7.88	%*	14.45	%*	(14.57	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$81,706	$51,931	$38,970	$42,733	$46,138	$39,639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.90	%(g)	.90	%(e)	.90%	.90	%(h)	.90%	.90%
Expenses, before waivers/reimbursements(f)	1.22	%(g)	1.45%	1.44%	1.55	%(h)	1.69%	1.65%
Net investment income	.22	%(b)(g)	1.31	%(b)	2.98	%(b)	2.83	%(h)	4.24%	4.13%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.10	$ 8.34	$ 8.51	$ 8.11	$ 7.40	$ 9.03

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	.07	(b)	.17	(b)	.18	.26	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.75	(.11)	.39	.72	(1.64)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.17	.82	.06	.57	.98	(1.34)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.06)	(.23)	(.17)	(.23)	(.29)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.38)	(.06)	(.23)	(.17)	(.27)	(.29)

Net asset value, end of period	$ 8.89	$ 9.10	$ 8.34	$ 8.51	$ 8.11	$ 7.40

Total Return
Total investment return based on net asset value(d)	1.93%	9.85	%*	0.66	%*	7.13	%*	13.65	%*	(15.15	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,607	$1,774	$2,515	$3,856	$6,226	$13,666
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.60	%(g)	1.60	%(e)	1.60%	1.60	%(h)	1.60%	1.60%
Expenses, before waivers/reimbursements(f)	1.97	%(g)	2.20%	2.21%	2.30	%(h)	2.49%	2.41%
Net investment income (loss)	(.43	)%(b)(g)	.77	%(b)	2.06	%(b)	2.15	%(h)	3.66%	3.43%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

66	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.10	$ 8.33	$ 8.50	$ 8.10	$ 7.40	$ 9.02

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	.06	(b)	.19	(b)	.18	.26	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.77	(.13)	.39	.71	(1.61)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.16	.83	.06	.57	.97	(1.32)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.06)	(.23)	(.17)	(.23)	(.30)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	.00

Total dividends and distributions	(.38)	(.06)	(.23)	(.17)	(.27)	(.30)

Net asset value, end of period	$ 8.88	$ 9.10	$ 8.33	$ 8.50	$ 8.10	$ 7.40

Total Return
Total investment return based on net asset value(d)	1.83%	9.99	%*	0.66	%*	7.13	%*	13.50	%*	(15.05	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,165	$13,128	$11,332	$13,236	$14,376	$11,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.60	%(g)	1.60	%(e)	1.60%	1.60	%(h)	1.60%	1.60%
Expenses, before waivers/reimbursements(f)	1.93	%(g)	2.17%	2.15%	2.26	%(h)	2.39%	2.36%
Net investment income (loss)	(.45	)%(b)(g)	.63	%(b)	2.27	%(b)	2.13	%(h)	3.53%	3.44%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.09	$ 8.33	$ 8.49	$ 8.09	$ 7.39	$ 9.02

Income From Investment Operations
Net investment income(a)	.02	(b)	.14	(b)	.32	(b)	.26	.32	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.76	(.17)	.39	.72	(1.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	.90	.15	.65	1.04	(1.25)

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.14)	(.31)	(.25)	(.30)	(.38)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.42)	(.14)	(.31)	(.25)	(.34)	(.38)

Net asset value, end of period	$ 8.87	$ 9.09	$ 8.33	$ 8.49	$ 8.09	$ 7.39

Total Return
Total investment return based on net asset value(d)	2.32%	10.86	%*	1.79	%*	8.21	%*	14.64	%*	(14.31	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$115,228	$28,989	$46,740	$12,660	$12,255	$3,756
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.60	%(g)	.60	%(e)	.60%	.60	%(h)	.60%	.60%
Expenses, before waivers/reimbursements(f)	.89	%(g)	1.15%	1.14%	1.23	%(h)	1.28%	1.33%
Net investment income	.48	%(b)(g)	1.61	%(b)	3.81	%(b)	3.14	%(h)	4.39%	4.42%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

68	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.07	$ 8.31	$ 8.47	$ 8.07	$ 7.37	$ 8.99

Income From Investment Operations
Net investment income(a)	.00	(b)	.10	(b)	.25	(b)	.22	.30	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	.76	(.14)	.39	.70	(1.62)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.18	.86	.11	.61	1.00	(1.28)

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.10)	(.27)	(.21)	(.26)	(.34)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.40)	(.10)	(.27)	(.21)	(.30)	(.34)

Net asset value, end of period	$ 8.85	$ 9.07	$ 8.31	$ 8.47	$ 8.07	$ 7.37

Total Return
Total investment return based on net asset value(d)	2.07%	10.37	%*	1.29	%*	7.68	%*	14.12	%*	(14.65	) %*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,016	$1,156	$871	$516	$364	$252
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.10	%(g)	1.10	%(e)	1.10%	1.10	%(h)	1.10%	1.10%
Expenses, before waivers/reimbursements(f)	1.64	%(g)	1.84%	1.84%	1.88	%(h)	1.96%	1.88%
Net investment income	.10	%(b)(g)	1.09	%(b)	2.98	%(b)	2.61	%(h)	4.02%	3.98%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.10	$ 8.34	$ 8.50	$ 8.10	$ 7.39	$ 9.00

Income From Investment Operations
Net investment income(a)	.01	(b)	.15	(b)	.24	(b)	.23	.32	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.73	(.11)	.41	.71	(1.63)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	.88	.13	.64	1.03	(1.25)

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.12)	(.29)	(.24)	(.28)	(.36)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.41)	(.12)	(.29)	(.24)	(.32)	(.36)

Net asset value, end of period	$ 8.89	$ 9.10	$ 8.34	$ 8.50	$ 8.10	$ 7.39

Total Return
Total investment return based on net asset value(d)	2.31%	10.58	%*	1.54	%*	8.00	%*	14.45	%*	(14.28	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48	$46	$120	$205	$25	$21
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.85	%(g)	.85	%(e)	.85%	.85	%(h)	.85%	.85%
Expenses, before waivers/reimbursements(f) .	1.31	%(g)	1.48%	1.50%	1.29	%(h)	1.68%	1.53%
Net investment income	.15	%(b)(g)	1.78	%(b)	2.78	%(b)	2.73	%(h)	4.29%	4.02%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

70	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.08	$ 8.31	$ 8.48	$ 8.08	$ 7.38	$ 9.00

Income From Investment Operations
Net investment income(a)	.02	(b)	.14	(b)	.28	(b)	.26	.34	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	.77	(.14)	.40	.70	(1.62)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.21	.91	.14	.66	1.04	(1.24)

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.14)	(.31)	(.26)	(.30)	(.38)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.43)	(.14)	(.31)	(.26)	(.34)	(.38)

Net asset value, end of period	$ 8.86	$ 9.08	$ 8.31	$ 8.48	$ 8.08	$ 7.38

Total Return
Total investment return based on net asset value(d)	2.36%	11.02	%*	1.69	%*	8.26	%*	14.69	%*	(14.21	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,725	$10	$9	$10	$9	$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	60	%(g)	.60	%(e)	.60%	.60	%(h)	.60%	.60%
Expenses, before waivers/reimbursements(f)	81	%(g)	1.14%	1.17%	1.18	%(h)	1.25%	1.28%
Net investment income	39	%(b)(g)	1.65	%(b)	3.35	%(b)	3.13	%(h)	4.57%	4.45%
Portfolio turnover rate	169%	128%	78%	54%	86%	81%

See footnote summary on page 72.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	71

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes net interest expense of .01%.

(f)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2013 (unaudited)		Year Ended October 31,
			2012	2011	2010		2009	2008

Class A
Before waivers/reimbursements	1.22	%(g)	1.44%	1.44%	1.55	%(h)	1.69%	1.65%
Class B
Before waivers/reimbursements	1.97	%(g)	2.20%	2.21%	2.30	%(h)	2.49%	2.41%
Class C
Before waivers/reimbursements	1.93	%(g)	2.16%	2.15%	2.26	%(h)	2.39%	2.36%
Advisor Class
Before waivers/reimbursements	.89	%(g)	1.14%	1.14%	1.23	%(h)	1.28%	1.33%
Class R
Before waivers/reimbursements	1.64	%(g)	1.83%	1.84%	1.88	%(h)	1.96%	1.88%
Class K
Before waivers/reimbursements	1.31	%(g)	1.47%	1.50%	1.29	%(h)	1.68%	1.53%
Class I
Before waivers/reimbursements	.81	%(g)	1.13%	1.17%	1.18	%(h)	1.25%	1.28%

(g)	Annualized

(h)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, by 0.79%, 0.08%, 0.55%, 0.57% and 0.81%, respectively.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Michael L. Mon(2) , Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, Mon, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	73

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Unconstrained Bond Fund, Inc. (formerly named AllianceBernstein Diversified Yield Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

74	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Fund was not profitable to it in 2010 or 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	75

directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with a broader array of funds selected by Lipper (the “Performance Universe”) for various periods ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3-month US Treasury Bill Index (the “BofA ML 3-month T-Bill Index”) and the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Barclays Index”) , in each case for the 1-, 3-, 5- and 10-year periods ended September 30, 2012. The directors noted that the Fund was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the indices in all periods except that it lagged the Barclays Index in the 5-year period. The directors also noted that they had approved, effective February 2011, a new investment policy and a name change to AllianceBernstein Unconstrained Bond Fund from AllianceBernstein Diversified Yield Fund. The Senior Officer had recommended that the directors discuss with the Adviser whether the Fund’s primary benchmark, the BofA ML 3-month T-Bill Index, is consistent with the Fund’s investment style, referring to a recent article in which the Fund was identified as having a high tracking error. A discussion ensued in which the Adviser explained its analysis of why the Fund’s primary benchmark was appropriate and noting the use of a second benchmark, the Barclays Index. The Adviser also noted that the comparison of the Fund with other funds selected by Lipper were of limited utility in assessing the Fund. Based on their review, the directors concluded that the Fund’s performance for the 1-year period was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

76	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

The directors also considered the advisory fees the Adviser charges other clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a lower rate than the Fund’s starting rate and had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than the rate being paid by the Fund. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points, plus the 8 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	77

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

78	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Unconstrained Bond Fund2 (the “Fund”),3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Prior to February 3, 2011, the Fund was known as AllianceBernstein Diversified Yield Fund, Inc.

3	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	79

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Fund’s net assets on September 30, 2012.

Category	Advisory Fee Based on the Fund’s Average Daily Net Assets	September 30, 2012 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$ 123.2

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $74,692 (0.08% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

80	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

notice. In addition, set forth below are the gross expense ratios of the Fund, annualized for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (4/30/12)[7]		Fiscal Year End
Unconstrained Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	1.11 1.42 2.16 2.13 1.80 1.45 1.09	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	81

years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.9

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Unconstrained Bond Fund, Inc.	$ 123.2	Diversified Yield Schedule 40 bp on 1st $50 million 25 bp on the balance Minimum Account Size: $50m	0.411%	0.500%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Fund’s contractual management

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

82	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank
Unconstrained Bond Fund, Inc.	0.500	0.600	1/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Unconstrained Bond Fund, Inc.[15]	0.902	1.051	2/11	1.014	7/40

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Fund’s expense ratio, as reported by Lipper, is slightly above or below the Fund’s expense cap due to rounding differences.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	83

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,428, $278,748 and $7,172 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

84	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $36,001 in net fees from the Fund during the Fund’s most recently completed fiscal year.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	85

of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings19 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended July 31, 2012.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Unconstrained Bond Fund, Inc.
1 year	7.82	6.56	6.13	2/11	11/44
3 year	7.83	9.93	10.04	9/9	31/33
5 year	3.25	6.60	7.21	6/6	27/28
10 year	6.45	7.52	8.25	4/4	20/22

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

86	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmarks.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending July 31, 2012
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Unconstrained Bond Fund, Inc.	7.82	7.83	3.25	6.45	6.34	5.46	0.82	10
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07	0.12	0.90	1.85	N/A	0.54	N/A	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	6.94	5.46	5.75	5.05	N/A	2.78	1.11	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	87

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

88	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	89

NOTES

90	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

NOTES

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

ALLIANCEBERNSTEIN UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

UB-0152-0413

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 21, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 21, 2013